Taxation	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Taxation
Taxation

Income taxes consist of the following:

	Year ended December 31,
(In millions of U.S. dollars)	2016	2015	2014
		Restated	Restated
Current tax expense:
Bermuda	—	—	—
Foreign	21.8	19.5	8.2
Deferred tax expense:
Bermuda	—	—	—
Foreign	(8.7)	15.5	12.3
Amortization of tax effect on internal sale of assets	9.1	9.1	9.1
Total provision	22.2	44.1	29.6

Effective tax rate	-73.5%	-347.2%	-10.8%

The effective tax rate for the year ended December 31, 2016, 2015 (restated) and 2014 (restated) was -73.5%, -347.2% and -10.8% respectively. We continue to pay tax on local operations but reported an overall loss before tax inclusive of discrete items.  The negative rate reflects no tax relief on the impairments or the derivative loss. This is due to these items largely falling within the zero tax rate Bermuda companies. In addition, the decrease in the tax expense in 2016 in comparison to 2015 is mainly due to the initial recording of deferred tax liability on unremitted earnings in 2015.

We are headquartered in Bermuda where a tax exemption has been granted until 2035.  Other jurisdictions in which the Company and its subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, the Company may pay tax within some jurisdictions even though it might have losses in others.

The income taxes for the years ended December 31, 2016, 2015 and 2014 differed from the amount computed by applying the Bermuda statutory income tax rate of 0% as follows:

	Year ended December 31,
(In millions of U.S. dollars)	2016	2015	2014
Income taxes at statutory rate	—	—	—
Effect of amortization of tax on internal sale of assets	9.1	9.1	9.1
Effect of unremitted earnings of subsidiaries	(3.5)	21.4	—
Effect of taxable income in various countries	16.6	13.6	20.5
Total	22.2	44.1	29.6

During the year ended December 31, 2015, the Company reviewed its assertion of indefinite reinvestment of unremitted earnings of subsidiaries and determined that, due to the cash needs of the Company caused by the recent industry trend in the market, the Company no longer considers such earnings to be indefinitely reinvested. The Company has recognized a deferred tax liability relating to the unremitted earnings of subsidiaries of $17.9 million in 2016 ($21.4 million in 2015).

Deferred income taxes
Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets (liabilities) consist of the following:

Deferred tax assets:

(In millions of U.S. dollars)	December 31, 2016	December 31, 2015
Pension	—	5.4
Loss carry forward	13.5	2.5
Gross deferred tax asset	13.5	7.9
Valuation allowance related to net operating losses carried forward	(13.5)	(0.4)
Net deferred tax asset	—	7.5

Deferred tax liability:

(In millions of U.S. dollars)	December 31, 2016	December 31, 2015
Long term maintenance	30.0	36.3
Unremitted Earnings of Subsidiaries	17.9	21.4
Other	0.5	—
Gross deferred tax liability	48.4	57.7

Net deferred tax liability	(48.4)	(50.2)

As of December 31, 2016, deferred tax assets related to net operating loss ("NOL") carryforwards were $13.5 million, which can be used to offset future taxable income.
A valuation allowance of $13.5 million as at December 31, 2016 on the NOL carryforwards results has been recorded where we do not expect to generate future taxable income.

Uncertain tax positions
As of December 31, 2016, we had uncertain tax positions of $7.9 million, of which $1.2 million was included in other current liabilities and $6.7 million was included in other non-current liabilities. The changes to our uncertain tax positions were as follows:

	Year ended December 31,
(In millions of U.S. dollars)	2016	2015	2014
Balance beginning of period	—	—	—
Increases as a result of positions taken in prior periods	7.9	—	—
Increases as a result of positions taken during the current period	—	—	—
Decreases as a result of positions taken in prior periods	—	—	—
Decreases as a result of positions taken in the current period	—	—	—
Balance end of period	7.9	—	—

Accrued interest and penalties were less than $0.1 million as of December 31, 2016 and was included in other liabilities on our consolidated balance sheets. We recognized expenses of less than $0.1 million during the year ended December 31, 2016 related to interest and penalties for unrecognized tax benefits on the income tax expense line in the accompanying consolidated statement of operations. As of December 31, 2016, if recognized, $7.9 million of our unrecognized tax benefits, including interest and penalties, would have a favorable impact on our effective tax rate.

We expect to resolve certain current unrecognized tax benefits in 2017. Therefore, it is reasonably possible that our unrecognized tax benefits will decline during the next 12 months by $1.2 million, which would impact our consolidated effective income tax rate if recognized.

We are subject to taxation in various jurisdictions. The following table summarizes the earliest tax years that remain subject to examination by the major taxable jurisdictions in which the Company operates:

Jurisdiction	Earliest Open Year
United Kingdom	2011
Norway	2013